Exhibit 10.31

STOCK AWARD deferral election agreement UNDER THE MCCLATCHY COMPANY 2012 OMNIBUS INCENTIVE PLAN Calendar Year 2016

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Print Full Name		Date of Birth	Social Security Number

Residence Address

Please complete and return the form to:			Lori Albright, Legal Department
The McClatchy Company
2100 Q Street
Sacramento, CA 95816-6899

STOCK AWARD DEFERRAL ELECTION

In accordance with the terms of The McClatchy Company 2012 Omnibus Incentive Plan and the Director Deferral Program thereunder (together, the “Plan”), I hereby make the following election with respect to any shares of Stock granted to me under the Plan as Unrestricted Stock (such award, the “2016 Stock Award”) by virtue of my 2016 Service as a nonemployee member of the Board of Directors of The McClatchy Company (the “Company”)

☐

I elect to defer 100% of my 2016 Stock Award.  In accordance with the terms of the Plan and this Stock Award Deferral Election Agreement, my 2016 Stock Award shall be distributed (1) as soon as practicable following my “separation from service” (within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended) from the Company, but in no event later than March 15 of the year immediately following my separation from service and (2) in the form of a single lump sum distribution of Stock.

Certain capitalized terms used herein are defined in the Plan and have the meaning set forth in the Plan.

ACKNOWLEDGEMENT & SIGNATURE

I also acknowledge and agree to the following:

➢	I understand that this Stock Award Deferral Election Agreement must be executed and delivered to the Company by December 31, 2015 for any deferral election to be valid.

➢

I understand that, if timely executed and delivered to the Company, this Stock Award Deferral Election Agreement will be given effect on December 31, 2015 and will be irrevocable on or after such date.

Accepted and Agreed:

Signature	Date

Company Use: Date of receipt: _________________, 20___ Initials: ________________

Beneficiary Designation FORM UNDER THE MCCLATCHY COMPANY 2012 OMNIBUS INCENTIVE PLAN Calendar Year 2016

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Print Full Name		Date of Birth	Social Security Number

If my “separation from service” (within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended) from The McClatchy Company (the “Company”) is on account of my death, then the distribution of Stock with respect to my deferral of all shares of Stock granted to me under The McClatchy Company 2012 Omnibus Incentive Plan and the Director Deferral Program thereunder (together, the “Plan”) as Unrestricted Stock (such award, the “2016 Stock Award”) by virtue of my 2016 Service as a nonemployee member of the Company’s Board of Directors will be paid to my designated beneficiary(ies) at the time of my death according to this beneficiary designation.  (Certain capitalized terms used herein are defined in the Plan and have the meaning set forth in the Plan.)  Payment is to be made as follows  [please choose only one]:

❑	To my surviving spouse.
❑

To all of my children who survive me in equal shares. [Please provide names and addresses below.] The term “children” means natural or legally adopted children but excludes stepchildren (if not adopted).

❑	To my estate.
❑	Other [please enter a description, and provide names and addresses, if necessary]:

______________________________________________________

______________________________________________________

In the event no designated beneficiary survives me, any remaining payments shall be made to my estate.

The names and addresses of my beneficiaries are as follows [please use a separate sheet if necessary]:

1. Name:	Relationship:
Address:	SSN:

2. Name:	Relationship:
Address:	SSN:

3. Name:	Relationship:
Address:	SSN:

4. Name:	Relationship:
Address:	SSN:

This beneficiary designation is to take effect on the date when it is received by:

Lori Albright, Legal Department

The McClatchy Company

2100 Q Street

Sacramento, CA 95816-6899

This beneficiary designation supersedes any prior designations that I may have made concerning the above-referenced 2016 Stock Award.

Signature	Date

Company Use: Date of receipt: __________________, 20__ Initials: ________________